SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 2002


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


          Indiana                  1-15467               35-2086905
          -------                  -------               ----------
 (State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)


     20 N.W. Fourth Street, Evansville, Indiana               47708
     ------------------------------------------               -----
      (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (812)491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 5.  Other Events

On August 27, 2002, Moody's Investor's Services (Moody's) issued a press release regarding the potential downgrade of credit ratings on various debt instruments issued by certain of Vectren Corporations' (Vectren) wholly owned subsidiaries, specifically Vectren Utility Holdings, Inc., Southern Indiana Gas and Electric Company, Indiana Gas Company, Inc. and Vectren Capital Corporation. A copy of the press release is attached.

Management is currently working with Moody's to address the items raised in the press release.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.
Item 7.  Exhibits

99-1  Press Release - Second Quarter 2002 Vectren Corporation Earnings

99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VECTREN CORPORATION
August 30, 2002


                                       By:  /s/ M. Susan Hardwick
                                       ----------------------------------------
                                       M. Susan Hardwick
                                       Vice President and Controller